UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2021

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Sofield Executive Employment Agreement

On May 5, 2021, the Registrant entered into an employment agreement with Marion Sofield to act as its Secretary/Treasurer and Corporate Communications Officer (Investor Relations Liaison). Ms. Sofield’s employment agreement was approved by the board of directors of the Registrant.

In general, Ms. Sofield’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites, such as; long-term disability insurance.

The original term of Ms. Sofield’s employment agreement runs for a period of three years and will automatically renew for successive two year terms unless not renewed as set forth in the Agreement.

Ms. Sofield’s employment agreement provides for an initial annual base salary of $70,000, which may be adjusted by the board of directors.

In addition, Ms. Sofield was issued 1,000,000 shares of common stock upon execution of the Agreement.

The above description of Ms. Sofield’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02

Albers Resignation

Effective May 5, 2021, Gregory Albers resigned as Secretary/Treasurer of the Registrant. Mr. Albers will continue to serve as a member of the Registrant’s board of directors.

Sofield Appointment

Effective May 5, 2021, Marion Sofield was appointed Secretary/Treasurer and Corporate Communications Officer (Investor Relations Liaison) of the Registrant.

Marion Sofield - Ms. Sofield served PCT LTD and PCT Corp. as CFO from 2019 through 2020 and was a licensed insurance professional for three years prior. Ms. Sofield gained extensive knowledge of electro-chemical activation technology while serving as the Executive Vice President, Operations (Chief Operating Officer) for Integrated Environmental Technologies from 2004 to June 2012. Ms. Sofield’s prior experience has given her a unique set of tools to assess corporate needs, set goals, to develop all business strategies in order to successfully launch and grow a new corporate entity, including initiating key hires, business systems, vendors, contractors, and all facets of creating a for-profit company. Ms. Sofield earned a Bachelor of Science degree from Radford University.

Ms. Sofield is not related to any officer, director or affiliate of the Registrant.

Ms. Sofield is not a party to any pending legal proceeding, nor has she been subject to a bankruptcy petition filed against her, nor been convicted in, or subject to, any criminal proceeding.

Abraham Appointment

Effective May 17, 2021, the Registrant appointed Arthur E. Abraham to serve as its chief financial officer.

Arthur E. Abraham – Mr. Abraham serves as Chief Financial Officer. Prior to joining the Corporation, Mr. Abraham served as Chief Financial Officer of Team Cam, LLC (a private commercial paving contractor) from 2018 through 2020 and as corporate controller for Carpet Land, Inc. (a private flooring company) from 2008 through 2018. Mr. Abraham earned a BBA Degree (Accounting and Business Management) from Marshall University.

Mr. Abraham is not related to any officer, director or affiliate of the Registrant.

Mr. Abraham is not a party to any pending legal proceeding, nor has he been subject to a bankruptcy petition filed against him, nor been convicted in, or subject to, any criminal proceeding.

Compensation Agreements

On May 5, 2021, the Registrant entered into an employment agreement with Ms. Sofield, which is described in Item 1.01 above.

Item 8.01 Other Events.

Form 10-Q Filing Delay

The Registrant announced today that it has delayed the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and that such report will not be filed within the five-day extension period set forth in its Form 12b-25.

The Registrant has been working with a new accounting staff to transition its accounting system from off-the-shelf to proprietary, which has slightly delayed the completion and review of the relevant financial statements for the first quarter of 2021.

The Registrant anticipates filing its Form 10-Q for the quarter ended March 31, 2021 as quickly as possible following review of the financial statements by its independent public accountant.

Forward-Looking Statements

This current report contains "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be "forward-looking statements."

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties, which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: PCTL's ability to raise sufficient funds to satisfy its working capital requirements; the ability of PCTL to execute its business plan; the anticipated results of business contracts with regard to revenue; and any other effects resulting from the information disclosed above; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Important factors that could cause actual results to differ materially from the forward-looking statements PCTL makes in this current report include market conditions and those set forth in reports or documents it files from time to time with the SEC. PCTL undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1 †	Sofield Employment Agreement effective May 5, 2021

† Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ Gary J. Grieco

Gary J. Grieco, President

Date: May 21, 2021